                          REGISTRATION RIGHTS AGREEMENT


              THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of June 17, 1996 by and between AM COMMUNICATIONS, INC., a Delaware corporation (the "Company"), and SCIENTIFIC-ATLANTA, INC., a Georgia corporation ("Investor").


                                     RECITAL

              WHEREAS, this Agreement is entered into pursuant to the terms of that certain Warrant to Purchase Common Stock of even date herewith between the Company and the Investor (the "Warrant," as herein defined).

              The parties hereto hereby agree as follows:

              1. Definitions. Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined. Any capitalized term not defined herein shall have the meaning ascribed to it in the Warrant.

              "Agreement" shall mean this Agreement.

              "Board" shall mean the Board of Directors of the Company.

              "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

              "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock, $0.10 par value, of the Company as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 4.8 of the Warrant) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.8 of the Warrant.




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              "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

              "Holder" of any Security shall mean the record or beneficial owner of such Security. Until the exercise of a Warrant and the issuance of Warrant Stock thereupon, a Holder of a Warrant shall be treated as the Holder of the Restricted Stock underlying the Warrant.

              "Holders of a Majority of the Restricted Stock" shall mean the Person or Persons who are the Holders of more than 50% of the Restricted Stock.

              "Holder of Registrable Securities" shall mean the Holder of Registrable Securities.

              "Investor" shall have the meaning assigned to it in the introductory paragraph of this Agreement.

              "Person" shall include any natural person, corporation, trust, association, company, partnership, joint venture and other entity and any government, governmental agency, instrumentality or political subdivision.

              "Register, "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement or document.

              "Registrable Securities" means (i) Warrants, (ii) shares of the Warrant Stock, and (iii) any Common Stock of the Company issued in respect of the Common Stock referred to in clause (ii) above, including upon any stock split, stock dividend, recapitalization, merger or consolidation or reorganization, or similar event, but excluding, in all cases, however, any securities as to which the registration rights in question have terminated pursuant to Section 2.4 hereof.

              "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with Section 2.1, including, without limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, all listing fees, all fees and expenses of complying with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, any fees and disbursements of underwriters (including, without limitation, fees and expenses of counsel to the underwriters) customarily paid by issuers or sellers of securities and the reasonable fees and expenses of one counsel to the selling Holders (selected by



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Holders representing more than 50% of the Registrable Securities covered by such registration).

              "Restricted Stock" shall mean (a) the Warrant Stock, whether owned by the Investor or not, and (b) any securities issued or issuable with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger or consolidation or reorganization; provided, however, that shares of Common Stock shall only be treated as Restricted Stock if and so long as they have not been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale and the seller and purchaser of such Common Stock receive an opinion of counsel for the Company, which shall be in form and content reasonably satisfactory to the seller and buyer and their respective counsel, to the effect that such Common Stock in the hands of the purchaser is freely transferable without restriction or registration under the Securities Act in any public or private transaction.

              "Securities" shall mean the Warrants and the Warrant Stock.

              "Securities Act" shall mean the Securities Act of 1933, as amended.

              "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities, and, except as included in Registration Expenses, all fees and disbursements of counsel for any Holder.

              "Warrant" shall mean that certain Warrant of even date herewith issued to Investor by the Company giving Investor the right to purchase 1,500,000 shares of Common Stock, and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical to terms and conditions and date, except another number of shares of Common Stock for which they may be exercised.

              "Warrant Stock" shall mean the shares of Common Stock purchased by the holders of the Warrant upon the exercise thereof.

              2. Registration Rights.

                      2.1      Registration.

                                (a) Incidental Registration:

                                        (i) Right to Include Registrable
               Securities. If at any time or from time to time after the second anniversary of the Vesting Date (as defined in the Warrant), the Company shall determine to register its Common Stock for its own account, other than a registration relating solely to employee



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              benefit plans or a registration relating solely to a transaction covered by Rule 145 of the Securities Act, or a registration on any other registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                                                  (A) promptly give to each
                         Holder of Registrable Securities written notice thereof; and

                                                  (B) include in such
                         registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, if so requested pursuant to Section 2.1(a)(ii) below, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company, by any Holder(s) of Registrable Securities, except as set forth in Section 2.1(c) below.

                                        (ii) Underwriting. If the registration
               of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders of Registrable Securities as a part of the written notice given pursuant to Section 2.1(a)(i)(A). If requested by any Holder of Registrable Securities, the Company will arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Holder among the securities of the Company to be distributed by such underwriters. Such Holders of Registrable Securities shall, upon the request of the Company, appoint a representative of such Holders. The Holders of Registrable Securities to be distributed by such underwriters or their representative shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders of Registrable Securities. Any such Holder of Registrable Securities or its representative shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities and such Holder's intended method of distribution or any other required by law.




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                                (b) Demand Registrations.

                                        (i) If the Company shall receive at any
               time or time to time after the second anniversary of Vesting Date (as defined in the Warrant), a written request from the Holders of a Majority of Restricted Stock that the Company file a registration statement under the Act covering the registration of at least a majority of the Registrable Securities ("Initiating Holders'), then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all other Holders of Registerable Securities. The Company shall effect as soon as practicable, and in any event shall use its best efforts to effect within 60 days of the receipt of such request of the Initiating Holders, the registration under the Securities Act of all Registrable Securities which the Holders of Registerable Securities requested to be registered. In the event Holders other than the Initiating Holders ("Joining Holders") intend to participate in the registration under this subsection, they shall so advise the Company within 20 days of receipt of said notice of the Company and shall include in their said notice the number of Registrable Securities they desire to register.

                                        The Company shall not be required to
               undertake more than two (2) such demand registrations in the aggregate and no more than one (1) such demand registration during any consecutive fifteen (15) month period.

                                        (ii) If the Initiating Holders intend to
               distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.1(b)(i) and the Company shall include such information in the written notice referred to in Section 2.1(b)(i). The underwriter will be selected by Holders of a Majority of Restricted Stock and shall be reasonably acceptable to the Company. In such event, the right of any Joining Holder to include his Registrable Securities in such registration shall be conditioned upon such Joining Holder's participation in such underwriting and the inclusion of such Joining Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Joining Holder) to the extent provided herein.

                                        (iii) Notwithstanding the foregoing, if
               the Company shall furnish to Holders within ten days of receipt of a request as set forth in Section 2.1(b)(i) requesting a registration statement pursuant to this Section 2.1(b), a certificate signed by the chief executive officer of the Company stating that a letter of intent with an underwriter relating to the public sale of the Company's shares of Common Stock has been signed, then, subject to Section 2.1(a), the Company shall have the right to defer taking action with respect to such request for a period of not more than 6 months after receipt of the request of the Initiating Holders.




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                                (c) Priority. If the managing underwriter of any
        underwritten offering covering an Incidental Registration shall inform the Company by letter of its belief that the number of Registrable Securities requested to be included in such registration would materially and adversely affect such offering, then the Company shall be required to include in the offering only that number of such securities as the managing underwriters believe will not jeopardize the success of the offering. The Company shall advise all Holders of Registrable Securities proposed to be included in such registration of any such restrictions, and the number of shares of securities that may be included in the registration and underwriting shall be allocated first to all securities proposed by the Company to be sold for its own account, and second among all such Holders of Registrable Securities and the holders of all other securities of the Company requested to be included in such registration pro rata among such Holders and other holders, in proportion to the respective number of shares of securities held by such Holders and other holders at the time of filing the registration statement.

                      2.2 Expenses of Registration. All Registration Expenses incurred in connection with any registration pursuant to Section 2.1 shall be borne by the Company. Each Holder of Registrable Securities shall bear all Selling Expenses with respect to any shares sold by such Holder pursuant to any registration pursuant to Section 2.1.

                      2.3 Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder of Registrable Securities advised in writing as to the initiation of such registration and as to the completion thereof. At its expense the Company will:

                                (a) Keep such registration effective for a period of one hundred twenty (120) days or until the Holder(s) of Registrable Securities have completed the distribution described in the registration statement relating thereto, whichever first occurs;

                                (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                                (c) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders of Registrable Securities, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;

                                (d) Use its best efforts to cause all
        Registrable Securities covered by such registration statement to be registered with or approved by such other



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        federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the seller or sellers thereof to consummate the disposition of such Registrable Securities in accordance with their intended method of disposition;

                                (e) Furnish to each seller of Registrable
        Securities covered by such registration statement such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), and such number of prospectuses and other documents incident thereto as a Holder of Registrable Securities from time to time may reasonably request;

                                (f) Prepare and file promptly with the
        Commission, and promptly notify such Holders of the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

                                (g) At the request of any Holder of Registrable Securities covered by such registration statement which involves an underwritten public offering, furnish to such Holder at the closing provided for in the underwriting agreement, (i) an opinion dated such date of the counsel representing the Company for the purposes of such registration, addressed to the underwriters and to the Holder or Holders making such request, covering such matters as are customarily the subject of opinions of issuer's counsel provided to underwriters in underwritten public offerings, and (ii) letters dated each of the effective date of the registration statement and such closing date, from the Company's independent certified public accountants dealing with such matters as the underwriters may request.

                      2.4 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Holders of Registrable Securities registered under such registration statement, their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and give each of them such access to its books and records, such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                      2.5 Termination of Registration Rights. The registration rights granted pursuant to this Agreement shall terminate as to each Holder of Registrable Securities at such time as all Registrable Securities held by such holder can be sold



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(without compliance with the registration requirements of the Securities Act)
within a given consecutive ninety (90) day period pursuant to Rule 144 issued under the Securities Act so long as Rule 144 remains available to Holder during such ninety (90) day period, in any case supported by a written opinion of legal counsel for the Company which shall be reasonably satisfactory in form and substance to legal counsel for such purchaser. Notwithstanding anything herein to the contrary, all registration rights granted hereunder shall terminate as to any Registrable Securities which are sold in a public sale.

                      2.6 Indemnification.

                                (a) By the Company. The Company will indemnify each Holder of Registrable Securities, each of its officers and directors and partners, each legal counsel and independent accountant of each Holder of Registrable Securities, with respect to which registration has been effected pursuant to this Agreement, and each underwriter (as defined in the Securities Act), if any, for such Holder of Registrable Securities and each person who controls such Holder of Registrable Securities or any such underwriter within the meaning of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), to which they may become subject under the Securities Act or under applicable state securities laws or otherwise arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus (including any preliminary prospectus) or any amendments or supplements thereto incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and will reimburse each such Holder of Registrable Securities, each of its officers and directors, and each person controlling such Holder of Registrable Securities, each such underwriter and each person who controls any underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder, underwriter or controlling person and stated to be specifically for use therein; and provided, further, that the indemnity agreement contained herein shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, partner, agent or affiliate or controlling Person and shall survive the transfer of such securities by such seller.




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                                (b) By the Holders. Each Holder of Registrable
        Securities will, if Registrable Securities held by such Holder of Registrable Securities are included in the securities as to which such registration is being effected, indemnify and hold harmless the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each underwriter (within the meaning of the Securities Act), if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other such Holder of Registrable Securities, each of its officers and directors and each person controlling such Holder of Registrable Securities, against all claims, losses, damages and liabilities, (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus (including any preliminary prospectus), or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and will reimburse the Company, such Holders of Registrable Securities, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder of Registrable Securities and stated to be specifically for use therein; provided, however, that the indemnity agreement contained herein shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder of Registrable Securities, which consent shall not be unreasonably withheld; and provided, further, that obligations of such Holders of Registrable Securities hereunder shall be limited to an amount equal to the proceeds received by each such Holder of Registrable Securities for the Registrable Securities sold as contemplated herein.

                                (c) Notice. Each party entitled to
        indemnification under this Section 2.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that (i) counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense; (ii) the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent that the Indemnifying Party's rights are prejudiced thereby; and (iii) if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Parties which are



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        different from or additional to those available to the Indemnifying
        Party, the Indemnified Party shall have the right to select separate counsel (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

                                (d) Contribution. If the indemnification provided for in this Section 2.6 shall for any reason be held by a court to be unavailable to an Indemnified Party under paragraph (a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under paragraph (a) or (b) hereof, the Indemnified Party and the Indemnifying Party under paragraph (a) or (b) hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Securities covered by the registration statement which resulted in such loss, claim, damage or liability, or action in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by paragraph (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and such prospective sellers from the offering of the securities covered by such registration statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Such prospective sellers' obligations to contribute as provided in this paragraph (d) are several in proportion to the relative value of their respective Registrable Securities covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld.

                                (e) Indemnification Payments. The
        indemnification and contribution required by this Section 2.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                      2.7 Information by Holder. The Holders of Registrable Securities including Registrable Securities in any registration shall furnish to the Company such information regarding such Holders of Registrable Securities and the distribution proposed by such Holders of Registrable Securities as the Company may reasonably request in writing and as shall be required in connection with any registration referred to in this Agreement. The obligations of a Holder of Registrable Securities under this



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Section 2.7 shall be a condition precedent to such Holder's participation in a registration effected pursuant to this Agreement.

                      2.8 Transfer of Registration Rights. The rights to cause the Company to register securities granted the parties hereto under Section 2.1 of this Agreement may be assigned to a transferee or assignee of the underlying Registrable Securities, provided that the Company is given written notice at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned and provided further that the transferee or assignee of such rights assumes the obligations herein provided.

                      2.9 "Market Stand-off" Agreement. Any party hereto, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, shall, upon written notice from the Company, not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such party, and not being sold in a registration described in Section 2.1, for a period of up to 180 days following the effective date of a registration statement of the Company filed under the Securities Act; provided that all officers and directors of the Company enter into similar restrictions. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said period.

                      2.10 Reporting Requirements Under the Exchange Act. So long as it is legally required to do so, and subject to Holders' rights pursuant to Section 2.1(b), the Company agrees to register, or maintain registration of, its Common Stock under Section 12 of the Exchange Act and agrees to keep effective such registration and to file timely such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act. The Company acknowledges and agrees that the purpose of the requirements contained in this Section 2.11 is to enable any such Holder to comply with the current public information requirement contained in paragraph
(c) of Rule 144 under the Securities Act should such Holder ever wish to dispose of any of the securities of the Company acquired by it without registration under the Securities Act in reliance upon Rule 144 (or any other similar exemptive provision).

              3.      Miscellaneous.

                      3.1 Waivers and Amendments. With the written consent of the Holders of a Majority of the Restricted Stock, the obligations of the Company and the rights of the Holders of the Securities under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of any supplemental agreement or modifying in any manner the rights and obligations



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hereunder of the Holders of the Securities and the Company; provided, however, that no such waiver or supplemental agreement shall reduce the aforesaid proportion of Restricted Stock, the Holders of which are required to consent to any waiver or supplemental agreement, without the consent of the Holders of all of the Restricted Stock. Upon the effectuation of each such waiver, consent or agreement of amendment or modification, the Company shall promptly give written notice thereof to the Holders of the Restricted Stock who have not previously consented thereto in writing. Neither this Agreement, nor any provision hereof, may be amended, waived, discharged or terminated orally or by course of dealing, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section 3.1. Specifically, but without limiting the generality of the foregoing, the failure of the Investor at any time or times to require performance of any provision hereof by the Company shall in no manner affect the right of any Investor at a later time to enforce the same. No waiver by any party of the breach of any term or provision contained in this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

                      3.2 Effect of Waiver or Amendment. Investor acknowledges that by operation of Section 3.1 hereof the Holders of a Majority of the Restricted Stock will, subject to the limitations contained in such Section 3.1, have the right and power to diminish or eliminate certain rights of Investor under this Agreement.

                      3.3 Rights of Holders Inter Se. Each Holder of Securities shall have the absolute right to exercise or refrain from exercising any right or rights which such Holder may have by reason of this Agreement or any Security, including, without limitation, the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification, and such Holder shall not incur any liability to any other Holder or Holders of Securities with respect to exercising or refraining from exercising any such right or rights.

                      3.4 Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered, or mailed first class postage prepaid, registered or certified mail,

                                (a) If to any Holder of any of the Securities, addressed to such Holder at its address shown on the signature page hereto, or at such other address as such Holder may specify by written notice to the Company, or

                                (b) If to the Company at its principal executive offices or at such other address as the Company may specify by written notice to the Investor,

and each such notice, request, consent and other communication shall for all purposes of the Agreement be treated as being effective or having been given when delivered,



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



if delivered personally, or, if sent by mail, at the earlier of its actual receipt or three (3) days after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

                      3.5 Severability. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

                      3.6 Parties in Interest. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

                      3.7 Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

                      3.8 Choice of Law. It is the intention of the parties that the internal substantive laws, and not the laws of conflicts, of Delaware should govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

                      3.9 Attorneys' Fees

                                (a) In any action or proceeding brought to enforce any provision of this Agreement by holders of Registrable Securities, or where any provision hereof is validly asserted as a defense by holders of Registrable Securities, such holders, if successful, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                                (b) In any action or proceeding brought to enforce Section 2.6(b) or (d) by the Company, or where Section 2.6(b) or
        (d) is validly asserted as a defense by the Company, the Company, if successful, shall be entitled to recover reasonable attorney's fees in addition to any other available remedy.

                      3.10 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

              IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                  AM COMMUNICATIONS, INC.



                                  By:
                                      -----------------------------------
                                           Name:
                                           Title:


                                           1900 AM Drive
                                           Quakertown, Pennsylvania




                                  SCIENTIFIC-ATLANTA, INC.




                                  By:
                                      -----------------------------------
                                           Name:
                                           Title:


                                           One Technology Park
                                           Norcross, Georgia   30092


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